UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2012

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Maiden Lane

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On August 20, 2012, American International Group, Inc. (“AIG”) intends to launch an offering of its Subordinated Notes due 2015 (the “Notes”).

Pursuant to the terms of AIG’s outstanding replacement capital covenants (the “RCCs”) and subject to compliance therewith, the Notes will become the “covered debt” under each RCC upon the issuance of the Notes. Each RCC was originally entered into in connection with the issuance of one of the eight series of AIG’s Junior Subordinated Debentures (collectively, the “Junior Subordinated Debentures”) listed in the table below. Each RCC runs in favor of and is for the benefit of the holders (or beneficial owners holding through a participant in a clearing agency) of the “covered debt.”

Title of Securities	Scheduled Expiration Date

6.25% Series A-1 Junior Subordinated Debentures	March 15, 2067

5.75% Series A-2 Junior Subordinated Debentures	March 15, 2047

4.875% Series A-3 Junior Subordinated Debentures	March 15, 2047

6.45% Series A-4 Junior Subordinated Debentures	June 15, 2057

7.70% Series A-5 Junior Subordinated Debentures	December 18, 2057

8.175% Series A-6 Junior Subordinated Debentures	May 15, 2068

8.000% Series A-7 Junior Subordinated Debentures	May 22, 2048

8.625% Series A-8 Junior Subordinated Debentures	May 22, 2048

At the time of the issuance of the Notes, AIG intends to amend each of the RCCs to delete all of the covenants that currently restrict AIG’s ability to repay, redeem or purchase the applicable series of the Junior Subordinated Debentures unless AIG issues certain replacement capital securities, because these provisions of the RCCs are no longer required to improve the equity credit ascribed to the Junior Subordinated Debentures by the rating agencies.

By purchasing the Notes, holders of the Notes, as holders of the “covered debt” under each of the RCCs, are irrevocably consenting to the amendments to each RCC, and represent and agree that they waive any reliance on any covenant, promise or agreement (whether express or implied) set forth in the RCCs prior to those amendments, and will not take or attempt to take any action to enforce any such covenant, promise or agreement set forth in the RCCs prior to those amendments. Each current and future holder of the Notes will be deemed to have consented to such amendments and made such representations and agreements and such consent, representations and agreements will be binding on all purchasers.

The form of the amendment to the RCCs is filed as an exhibit to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Form of Amendment to the Replacement Capital Covenants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: August 20, 2012	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III Associate General Counsel and Assistant Secretary
Title:

EXHIBIT INDEX

99.1	Form of Amendment to the Replacement Capital Covenants.